EXHIBIT 21

Subsidiaries of Omnicare, Inc.
------------------------------

     The following is a list of subsidiaries of the Company as of December 31, 1998. Other subsidiaries which have been omitted from the list would not, when considered in the aggregate, constitute a significant subsidiary. Each of the companies is incorporated under the laws of the state following its name.

     All of the companies listed below are included in the consolidated financial statements of the Company as of December 31, 1998 and were 100% owned at December 31, 1998, with the exception of Omnicare Pharmacy and Supply Services, Inc. and CompScript - Boca, Inc., which have stock held by minority interests.


                                             DOING BUSINESS AS NAME                           STATE OF
LEGAL NAME                                   (IF OTHER THAN LEGAL NAME)                     INCORPORATION       % OWNED
--------------------------------------------------------------------------------------------------------------------------
AAHS Acquisition Corp.                       A-Avenue Health Services                         Delaware             100%
Accu-Med Services, Inc.                                                                       Delaware             100%
ACP Acquisition Corp.                        Add-On Health Systems                            Delaware             100%
AMC - New York, Inc.                         Royal Care Holdings, Inc.                        Delaware             100%
AMC - Tennessee, Inc.                        The Pharmacy                                     Delaware             100%
AMC Regional Holdings, Inc.                                                                   Delaware             100%
American Medserve Corporation                                                                 Delaware             100%
Anderson Medical Services, Inc.                                                               Delaware             100%
Apex Long Term Care Pharmacy, Inc.                                                            Delaware             100%
Atlantic Medical Group, LLC                                                                   Maryland             100%
Badger Acquisition LLC                                                                        Delaware             100%
Badger Acquisition of Allentown, LLC                                                          Delaware             100%
Badger Acquisition of Brooksville, LLC                                                        Delaware             100%
Badger Acquisition of Indiana, LLC                                                            Delaware             100%
Badger Acquisition of Kentucky, LLC                                                           Delaware             100%
Badger Acquisition of Michigan, LLC          QD Pharmacy                                      Delaware             100%
Badger Acquisition of Minnesota, LLC                                                          Delaware             100%
Badger Acquisition of Ohio, LLC                                                               Delaware             100%
Badger Acquisition of Orlando, LLC           Home Care Pharmacy of Florida                    Delaware             100%
Badger Acquisition of Pittsburgh, LLC        United Pharmacy Associates                       Delaware             100%
Badger Acquisition of Tampa, LLC             Bay Pharmacy                                     Delaware             100%
Badger Acquisition of Texas, LLC                                                              Delaware             100%
Badger Acquisition of Washington             United Pharmacy Associates                       Delaware             100%
Badger Acquisition of Wisconsin, LLC                                                          Delaware             100%
Beeber Pharmacies, Inc.                                                                         Ohio               100%
Bio-Pharm International, Inc.                                                                 Delaware             100%
BPNY Acquisition Corp.                       Brookside Park Pharmacy                          Delaware             100%
BPTX Acquisition Corp.                       Brookside Park Pharmacy of Texas                 Delaware             100%
Campo Medical Pharmacy, Inc.                                                                  Louisiana            100%
Care Pharmaceutical Services, Inc.                                                            Delaware             100%
Catapharm Corp.                                                                               Delaware             100%
CHP Acquisition Corp.                        Cherry Hill Pharmacy                             Delaware             100%
CIP Acquisition Corp.                        Carter's Institutional Pharmacy                  Delaware             100%
CMD Acquisition Corp.                        Omnicare Pharmacy Services of Pittsburgh         Delaware             100%
CompScript - Boca, Inc.                                                                        Florida              93%
CompScript - Mobile, Inc.                                                                     Delaware             100%
CompScript, Inc.                                                                               Florida             100%

Consulting and Pharmaceutical Services, Inc.                                         Delaware         100%
Coromed, Inc.                                                                        Delaware         100%
CP Acquisition Corp.                     Central Pharmacy                           Oklahoma          100%
Creekside Managed Care Pharmacy, LLC                                                 Delaware         100%
CTLP Acquisition Corp.                   Care Tech                                   Delaware         100%
D & R Pharmaceutical Services, Inc.                                                  Kentucky         100%
Datascript Corp.                                                                     Delaware         100%
Dixon Pharmacy, Inc.                                                                  Illinois        100%
Downeast Pharmacy Long Term Care, Inc.    Downeast Pharmacy of Winthrop LTC           Maine           100%
Downeast Pharmacy of Bangor, Inc.         Downeast Pharmacy of Brewer LTC             Maine           100%
Downeast Pharmacy of Sanford, Inc.                                                    Maine           100%
Downeast Pharmacy, Inc.                                                               Maine           100%
Dynatran Computer Systems, Inc.                                                      Delaware         100%
Electra Acquisition Corp.                  Prometheus Pharmacy Systems, Inc.         Delaware         100%
Enloe Drugs, Inc.                                                                    Delaware         100%
Euro-Pharm Clincial Services, Inc.                                                   Delaware         100%
Evergreen Pharmaceutical, Inc.                                                      Washington        100%
Evergreen Spokane, Inc.                                                             Washington        100%
Evergreen Wound Management, Inc.                                                     Delaware         100%
Freed's Pharmacy, Inc.                                                               Delaware         100%
Gatti LTC Services, Inc.                                                           Pennsylvania       100%
Hardardt Group, Inc., The                                                            Delaware         100%
HCC Medical Supply, Inc.                                                           Pennsylvania       100%
Heartland Healthcare Services                                                          Ohio            50%
HMIS, Inc.                                                                           Delaware         100%
Home Care Pharmacy, Inc.                                                             Delaware         100%
Home Pharmacy Services, Inc.                                                         Missouri         100%
Hospice Acquisition One Corp.                                                        Delaware         100%
Hospice Acquisition Two Corp.                                                        Delaware         100%
Hospice Care of Oklahoma, LLC                                                       Oklahoma          100%
Hospice of the Heartland, LLC                                                       Oklahoma          100%
Howard's Pharmacy, Inc.                                                                Ohio           100%
Hytree Pharmacy, Inc.                                                                  Ohio           100%
IBAH Pharmaceutics Services, Inc.                                                    Delaware         100%
IBAH, Inc.                                                                           Delaware         100%
Interlock Pharmacy Systems, Inc.                                                     Missouri         100%
JHC Acquisition, Inc.                     Jacobs Health Care Systems                 Delaware         100%
KLB Pharmacy, LLC                                                                      Ohio           100%
Konsult, Inc.                                                                        Delaware         100%
Langsam Health Services, Inc.              Sequoia Health Services, Inc.             Delaware         100%
Langsam Medical Products, Inc.            Sequoia Medical Products, Inc.             Delaware         100%
Lawrence Medical Supply, Inc.                                                        Delaware         100%
LifeMed, LLC                                                                         Delaware         100%
Lo-Med Prescription Services, Inc.                                                     Ohio           100%
LPI Acquisition Corp.                     Lipira Pharmacy                            Delaware         100%
Managed Healthcare, Inc.                                                             Delaware         100%
Med World Acquisition Corp.                                                          Delaware         100%
Medical Arts Health Care, Inc.                                                       Georgia          100%
Medical Communications Software                                                      Kansas           100%
Medical Services Consortium, Inc.           Compscript - Miami                        Florida         100%
MOSI Acquisition Corp.                   Medical Outpatient Services                 Delaware         100%
MSD Acquisition Corp.                    Squire Drugs, Inc.                          Delaware         100%
Nihan & Martin, Inc.                                                                 Delaware         100%
NIV Acquisition Corp.                     Denman Pharmacy Services                   Delaware         100%

North Shore Pharmacy Services, Inc.                                                     Delaware            100%
Northwest Pharmaceutical, Inc.                                                          Delaware            100%
OCR Services Corporation                                                                Delaware            100%
OCR-RA Acquisition Corp.                 Long Term Care Pharmacy                        Delaware            100%
Omnicare Air Transport Services, Inc.                                                   Delaware            100%
Omnicare Holding Company                                                                Delaware            100%
Omnicare Management Company                                                             Delaware            100%
Omnicare Pharmacy and Supply Services, Inc.                                           South Dakota           80%
Omnicare Pharmacy Services, Inc.          HPI Health Care Services, Inc                 Delaware            100%
Pharmacon Corp.                                                                         New York            100%
Pharmacy Acquisition, Inc.                 Clasen Pharmacy                              Delaware            100%
Pharmacy Associates of Glens Falls, Inc.    Royal Care Pharmacy Services                New York            100%
Pharmed Holdings, Inc.                                                                  Delaware            100%
PIP Acquisition Corp.                     Premier Institutional Pharmacy, Inc.          California          100%
Pompton Nursing Home Suppliers, Inc.                                                    Delaware            100%
PRN Pharmaceutical Services, Inc.                                                       Delaware            100%
RDSI Acquisition Corp.                                                                  Delaware            100%
Resource Biometrics, Inc.                                                               California          100%
Robby Acquisition Corp.                   Robby Pharmacy Services, Inc.                 Delaware            100%
Roeschen's Healthcare Corp.                                                            Wisconsin            100%
SC Acquisition Corp.                      Pharm-Corp of Maine & Spectrum Care           Delaware            100%
Shore Pharmaceutical Providers, Inc.                                                    Delaware            100%
SIV Acqusition Corp.                                                                    Delaware            100%
Southside Apothecary, Inc.                                                              New York            100%
Specialized Patient Care Services, Inc.                                                 Alabama             100%
Specialized Pharmacy Services, Inc.                                                     Michigan            100%
Sterling Healthcare Services, Inc.                                                      Delaware            100%
Superior Care Pharmacy, Inc.                                                            Delaware            100%
Swish, Inc.                                                                             Delaware            100%
TCPI Acquisition Corp.                    Total Care Pharmacy                           Delaware            100%
THG Acquisition Corp.                     Tandem Health Services                        Delaware            100%
Three Forks Apothecary, Inc.                                                            Kentucky            100%
UC Acquisition Corp.                      UniCare, Inc.                                 Delaware            100%
Value Health Care Services, Inc.                                                        Delaware            100%
Value Pharmacy, Inc.                                                                 Massachussets          100%
Vital Care Infusions, Inc.                                                              New York            100%
Weber Medical Systems, Inc.                                                             Delaware            100%
Westhaven Services Co.                                                                    Ohio              100%
Williamson Drug Company, Incorporated                                                    Virginia           100%
Winslow's Pharmacy                                                                     New Jersey           100%
WVP Acquisition Corp.                    West-Val Care, Inc.                            Delaware            100%

FOREIGN ENTITIES                                                                        COUNTRY          % OWNED

Institute Fur Numersche Statistik GmbH                                                  Germany             100%
Euro Bio-Pharm, Ltd.                                                                      UK                100%
IBAH N.V./S.A.                                                                          Belgium             100%
Euro Bio-Pharm Clinical Services GmbH                                                   Germany             100%